The Advisors' Inner Circle Fund

RICE HALL JAMES SMID CAP PORTFOLIO
Summary Prospectus | March 1, 2017
TICKER: Investor Class Shares -- RHJVX                         [GRAPHIC OMITTED]

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.rhjfunds.com/HowToInvest. You can also get this information at no cost by calling 1-866-474-5669, by sending an e-mail request to rhjfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2017, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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INVESTMENT OBJECTIVE

The Rice Hall James SMID Cap Portfolio (the "Fund" or the "SMID Cap Portfolio") seeks maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small- and mid-market capitalization (small- and mid-cap) companies.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                                    INVESTOR
                                                                  CLASS SHARES
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Management Fees                                                      0.90%
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Distribution and Service (12b-1) Fees                                0.25%
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Other Expenses                                                       1.69%
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Total Annual Fund Operating Expenses                                 2.84%
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Less Fee Reductions and/or Expense Reimbursements(1)                (1.84)%
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Total Annual Fund Operating Expenses After Fee Reductions
  and/or Expense Reimbursements                                      1.00%
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(1)  Rice Hall James & Associates, LLC (the "Adviser" or "RHJ") has
     contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's average daily net assets until February 28, 2018 (the "Expense Limitation"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2018.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
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                   $102        $706        $1,335        $3,033

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.


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PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-cap ("SMID Cap") companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. Equity securities are primarily common stock. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) that at the time of initial purchase fall within the range of companies in the Russell 2500 Index at reconstitution each June.

In making investment decisions for the Fund, the Adviser uses a company-specific approach that focuses on identifying, through fundamental research, the stocks of growth companies that are valued attractively (i.e., undervalued or selling at a discount) relative to a price that would be justified according to the Adviser's expectations regarding a company's earnings growth. The Adviser relies on fundamental analysis in the effort to validate the opinion that a company's current stock price undervalues, or does not reflect fully, that company's earnings growth potential. The Adviser's investment process seeks to identify companies whose stocks appear to be inaccurately priced by the market -- specifically growth stocks that are undervalued due to market inefficiency. The Adviser seeks to capture price appreciation by investing in a company's undervalued shares before the market has recognized that company's above-average earnings growth potential and re-valued its shares accordingly.

The Adviser will not invest in a company solely on the basis that its shares appear undervalued; above-average earnings growth potential is an equally essential criterion for investment candidates, and the Adviser will seek to determine whether the current Price-to-Earnings ratio of a stock adequately reflects the company's potential for rapid earnings growth, as measured by the Adviser's expectations for a company's three- to five-year earnings growth. The Adviser will seek to ascertain a specific factor, or catalyst, that can be expected to precipitate above-average, typically above 15% per year, earnings growth in candidates for investment. Such companies are believed to be undergoing fundamental changes that have yet to be noticed by investors, but that the Adviser believes will ultimately result in increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Catalysts that might precipitate these changes or accelerations in growth and profitability include, but are not limited to, events or developments such as new product

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introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion.

With regards to valuation, the Adviser will invest the assets of the Fund primarily in companies whose Price-to-Earnings ratios appear low relative to future growth potential, or whose stocks can be expected to appreciate in response to rapid earnings growth. The Adviser seeks to invest the assets of the Fund in companies believed to offer "upside," or potential for price appreciation, that the Adviser estimates to be, at a minimum, three times greater than a stock's estimated "downside," or potential for price depreciation. The Adviser seeks to invest in shares that are, in the view of the Adviser, poised to appreciate significantly within the next 12 to 24 months and whose estimated reward-to-risk profile (as estimated principally using earnings and the Price-to-Earnings ratio) is consistent with the Adviser's criteria.

Moreover, the Adviser focuses on securities of companies with the following attributes:

o    Strong management;

o    Leading products or services;

o    Distribution to a large marketplace or growing niche market;

o    Anticipated above-average revenue and earnings growth rates;

o    Potential for improvement in profit margins; and

o    Strong cash flow and/or improving financial position.

The Adviser will not sell a stock simply because it is no longer within the Fund's target capitalization range used by the Adviser for the initial purchase, and the holding may remain in the Fund if the Adviser believes the company continues to offer growth potential that is consistent with the Adviser's reward-to-risk requirements. However, it may sell stocks for the following reasons:

o    The stock reaches the target price set by the Adviser;

o    The stock falls below the downside price limit set by the Adviser;

o    The fundamentals of the stock have deteriorated; or

o    A more attractively valued alternative is available for purchase.

The Adviser expects that cash reserves will normally represent under 20% of the Fund's assets.


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PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. This outcome could occur because its strategy failed to produce the intended results or because the Adviser did not properly implement the Fund's investment strategy. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. Set forth below are the principal risk factors affecting shareholders' investments in the Fund.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to equity risk, or the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and accordingly the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events as compared to larger, more established companies. In particular, investments in these small and medium-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

GROWTH STYLE RISK -- The Fund pursues a "growth style" of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes can potentially offer above-average rates of earnings growth and that therefore may experience stock price increases that exceed the increases observed in the benchmark or in the stock's peer universe. Over time and in different market environments, growth-style investing may fall in or out of favor, and in the latter case, the Fund may underperform other equity funds that rely on different investing styles or pursue different objectives.


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PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at http://www.rhjfunds.com or by calling 1-866-474-5669. Prior to February 28, 2015, the Fund's investment strategy did not include investments in equity securities of small-cap companies; therefore, the performance shown below for periods prior to February 28, 2015 may have differed had the Fund's current investment strategy, i.e., one that pursues investment in small-and mid-capitalization companies, been in effect during those periods.

                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]

                           2007                10.27%
                           2008               (38.67)%
                           2009                33.75%
                           2010                22.41%
                           2011                (6.22)%
                           2012                 3.80%
                           2013                34.28%
                           2014                 4.86%
                           2015                (5.71)%
                           2016                 7.31%

                       BEST QUARTER         WORST QUARTER
                          18.31%              (24.20)%
                       (06/30/2009)         (12/31/2008)


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AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's average annual total returns for the periods ended December 31, 2016 to those of appropriate broad-based indices that are generally accepted indicators of the performance of small- and mid-capitalization stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

RICE HALL JAMES SMID CAP PORTFOLIO --
INVESTOR CLASS SHARES                               1 YEAR    5 YEARS   10 YEARS
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Fund Return Before Taxes                            7.31%      8.14%     4.38%
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Fund Return After Taxes on Distributions            7.31%      8.11%     4.28%
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Fund Return After Taxes on Distributions and
  Sale of Fund Shares                               4.14%      6.42%     3.48%
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Russell 2500 Index (reflects no deduction for
  fees, expenses or taxes)                         17.59%     14.54%     7.69%
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Russell 2500 Growth Index (reflects no deduction
  for fees, expenses or taxes)                      9.73%     13.88%     8.24%
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INVESTMENT ADVISER

Rice Hall James & Associates, LLC

PORTFOLIO MANAGERS

Thomas W. McDowell, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception in 2004.

Cara M. Thome, Portfolio Manager/Analyst, has managed the Fund since its inception in 2004.

Timothy A. Todaro, CFA, Portfolio Manager/Analyst, has managed the Fund since its inception in 2004.

Reed M. Wirick, CFA, Portfolio Manager/Analyst, has managed the Fund since
2008.


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PURCHASING AND SELLING FUND SHARES

You can open an account with the Fund with a minimum initial investment of $2,500 ($500 for IRAs and $250 for Spousal IRAs). Subsequent investments in the Fund must be at least $100. The Fund reserves the right to waive these minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange (the "NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-474-5669.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.





                                                                 RHJ-SM-002-0800